EXHIBIT 10.6

                                  OFFICE LEASE
                            PALO ALTO OFFICE CENTER
               525 UNIVERSITY AVENUE. PALO ALTO. CALIFORNIA 94301


         THIS LEASE (this "Lease"), is made as of the 15th day of October, 2001,by and between C. M. CAPITAL CORPORATION, a California corporation ("Landlord"), and BRIDGE BANK OF SILICON VALLEY N. A., a Federally Chartered National Bank ("Tenant").

                                   WITNESSETH:

         I. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, those certain Premises (the "Premises") known as Suites 101 and 103, consisting of approximately 2,975 square feet of space on the I" floor of that certain building (the "Building") known as the Palo Alto Office Center and located at 525 University Avenue in the City of Palo Alto, County of Santa Clara. State of California, which Premises are delineated on EXHIBIT A attached hereto and incorporated herein by this reference.

         2. Use. The Premises shall be used for a retail bank branch and related office use, together with related ancillary uses and for no other business or purpose, without written consent of Landlord. Tenant shall not be permitted to install any automatic teller machines ("ATM") outside of the Premises, nor shall Tenant have the right to maintain any ATM within the Premises which Tenant advertises the use thereof at any time beyond the normal business hours when the Building is open to the general public. Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose or purposes other than the use described above; and no use shall be made or permitted to be made of the Premises, nor acts done therein, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. If the existing rate of any such insurance shall be increased or any insurance policy covering the Building cancelled for any reason described above, then Landlord, in addition to such other remedies as Landlord may have hereunder or pursuant to law or equity, shall be entitled to reimbursement from Tenant upon written demand therefor for the entire amount of said increase or any additional amount which must be paid for a new insurance policy. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building, nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any unlawful purpose or activity. Tenant shall not use any apparatus, machinery or device in or about the Premises which shall make any noise or set up any vibration or which shall in any way increase the amount of electricity, water or compressed air agreed to be furnished or supplied under this Lease (if any), and Tenant further agrees not to connect with electric wires, water or air pipes any apparatus, machinery or device other than ordinary office equipment without the written consent of Landlord. Tenant shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, applicable to the Premises, and shall faithfully observe in the use of the Premises all municipal, state and federal laws and regulations now in force or which may hereafter be in force.

         3. Term. The term of this Lease shall be for sixty (60) months, commencing on December 1, 2001 ("Commencement Date") and ending on November 30, 2006 ("Expiration Date"), unless sooner terminated in accordance with the provisions hereof, provided, however. that the obligation to pay Rent shall not begin until the earlier of (a) Tenant's obtaining from the FDIC/OCC all necessary approvals for the conducting of its business at the Premises, or (b) the Outside Approval Date, HOWEVER, such Rent shall be calculated as of the Commencement Date. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage, actual, consequential or otherwise, resulting therefrom, but in that event no rent shall be payable by Tenant to Landlord hereunder for the period between the Commencement Date and the dine when Landlord delivers possession of the Premises. Within ten (10) days of the Commencement Date, Landlord and Tenant shall execute a

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memorandum specifying the Commencement Date and the Expiration Date. However,
the Commencement Date shall occur as set forth above whether or not such memorandum is executed.

         4. Rent. Tenant shall pay to Landlord the following amounts as rent for the Premises:

         (a) During the term of this Lease, Tenant shall pay to Landlord, as base monthly rent (the "Base Rent"), the following amounts, subject to increase as provided in Paragraph 4(d) hereof: for the period from the Commencement Date through the first anniversary of the Commencement Date the sum of Twelve Thousand One Hundred Ninety-Seven and 50/100 Dollars ($12,197.50) per month calculated as follows: $4.10 per rentable square foot times 2,975, the rentable square feet of the Premises.

         (b) Additional Monthly Rent as that term is defined in Paragraph 34 hereof.

         (c) Throughout the term of this Lease, Tenant shall pay, as Additional Rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "Additional Rent." As used in this Lease, the term "Rent" shall mean and include all Base Rent, Additional Monthly Rent and Additional Rent payable by Tenant in accordance with this Lease.

         (d) Tenant shall pay all Base Rent and Additional Monthly Rent hereunder to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all Rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in Paragraph 20 hereof, or to such other person or at such other place as Landlord may from time to time designate in writing.

         (e) The monthly Base Rent shall be subject to adjustment on the first anniversary of the Commencement Date and on each subsequent anniversary of that date during the term of this Lease (each, an "Adjustment Date") as set forth below. The base for computing the adjustment shall be the Consumer Price Index for All Urban Consumers (San Francisco/Oakland/San Jose Area; all items; 1982-84 equals 100) which is published by the United States Department of Labor, Bureau of Labor Statistics (the "CPI Index") most recently prior to the previous Adjustment Date (or, as to the first Adjustment Date, most recently prior to the Commencement Date) (the "Beginning Index"). If the CPI Index published most recently prior to an Adjustment Date ("Extension Index") has increased from the Beginning Index, the Base Rent for the period commencing on such Adjustment Date shall be an amount equal to the product of (I) the Base Rent amount then in effect immediately prior to such Adjustment Date multiplied by (2) a fraction the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no event shall the Base Rent in effect during any Lease Year be less than the Base Rent in effect during the prior Lease Year. Upon Landlord's determination of the Base Rent to take effect on an Adjustment Date, Landlord shall give notice to Tenant of such new Base Rent (an "Adjustment Notice"). Such determination shall be binding on Tenant absent manifest error. Unless Tenant notifies Landlord of Tenant's objection to the Base Rent set forth in an Adjustment Notice within ten (10) days after delivery thereof, Tenant shall be deemed to have accepted the correctness of Landlord's determination of the Base Rent. If any Adjustment Notice is not given until after the respective Adjustment Date, Tenant shall, at the time of the payment of the next installment of Base Rent, pay any amount of Base Rent which was underpaid with respect to the period from the Adjustment Date to the first month as to which Tenant begins paying Base Rent in the amount reflected in such Adjustment Notice.

         5. Abandonment. Tenant shall not vacate or abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall be entitled to sell or otherwise dispose of such personal property.

         6. Condition of Premises; Alterations and Repairs.

         (a) Tenant shall accept the Premises "as is" on the Commencement Date. Except as otherwise agreed in writing, Landlord shall have no obligation to construct or install any

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improvements in the Premises. Tenant's taking possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the Premises and is fully satisfied with the physical and environmental condition of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the Premises.

(b) Tenant shall not alter, modify or repair, and shall not permit the alteration, modification or repair of, the Premises or any part thereof, except with Landlord's prior written consent in each instance. Tenant hereby waives all rights to make repairs at Landlord's expense under sections 1941, 1941.1, 1942 and 1942.1 of the California Civil Code or any similar statute or law. Unless otherwise agreed in writing, all alterations, improvements and changes that are permitted hereunder, or that maybe required either to the Premises or to the Building as a result of any alteration, modification or repair to the Premises, shall be done by or under the direction of Landlord, but at the sole cost and expense of Tenant. All such alterations, improvements and changes shall be done in compliance with all applicable laws and regulations, in accordance with plans and specifications approved by Landlord, by a licensed contractor approved by Landlord. Title to all such alterations, improvements and changes during the term of this Lease shall remain the property of Tenant until expiration or sooner termination of this Lease, whereupon title thereto shall immediately and automatically pass to and become vested in Landlord. All such alterations, improvements and changes shall remain upon and be surrendered with the Premises, excepting however that at Landlord's option, Tenant shall, at its sole expense, when surrendering the Premises, remove any or all alterations, improvements or changes to the Premises and restore the Premises (or such portion thereof as Landlord has required) to the condition existing as of the date Landlord delivered possession of the Premises to Tenant, before the last day of the term of this Lease, or within thirty (30) days after notice of election is given, whichever is later. All damage or injury done to the Premises by Tenant, or by any person who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant. Tenant shall at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit.

7. Indemnification of Landlord.

         (a) Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever unless caused by the gross negligence or willful misconduct of Landlord. Tenant waives all claims against Landlord arising from any liability described in this Paragraph 7(a) unless caused by the gross negligence or willful misconduct of Landlord.

         (b) Tenant shall indemnify and defend Landlord, its directors, officers, shareholders, employees, agents, affiliates, subsidiaries, successors and assigns against and hold harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements (collectively, "Losses"), arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees, officers, affiliates, subsidiaries, agents, contractors, licensees and invitees of Tenant (collectively, "Tenant's Agents")) or any bodily or personal injury, illness or death of any person (including any Tenant's Agents) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or any of Tenant's Agent. Tenant's indemnity obligation under this Paragraph 7(b) shall not extend to any Losses caused solely by the gross negligence or willful misconduct of Landlord or Landlord's employees or agents (collectively, "Landlord's Agents"), (but expressly excluding the failure of Landlord or Landlord's Agents to supervise Tenant or Tenant's Agents). The provisions of this Paragraph 7(b) shall survive the termination of this Lease. Tenant agrees to pay for all damage to the Building, as well as all damage to tenants or occupants thereof or their property caused by misuse or neglect of the Premises, its apparatus or appurtenances, by Tenant of Tenant's Agents.

         8. Insurance. Tenant agrees at its sole expense, to maintain in full force at all times

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during the Lease term a policy of property damage insurance covering any and all personal property of Tenant on the Premises in the amount of its fill replacement cost and a policy of commercial general liability insurance. Each such policy shall be issued by an insurer acceptable to Landlord and shall provide coverage in such amounts as acceptable to Landlord from time to time. Provided, however, Tenant must at a minimum carry commercial general liability and property damage insurance with a combined single limit of at least $1,000,000.00 per occurrence and $3,000,000.00 general aggregate insuring against personal or bodily injury or death of persons occurring in, on or about the Premises and the Building and any and all liability of the insureds with respect to the Building or arising our of Tenant's maintenance, use or occupancy of the Premises and the Building and all areas appurtenant thereto. All insurance policies obtained by Tenant with respect to the Premises or any property therein shall contain a waiver of subrogation provision satisfactory to Landlord. Said insurance is to be evidenced by issuance of a certificate of insurance to Landlord and such certificate shall afford Landlord not less than thirty (30) days' notice of cancellation.

         9. MAINTENANCE.

         (a) Landlord shall maintain and repair the public and common areas of the Building, such as plazas, lobbies, stairs, corridors and restrooms, the roof and exterior elements of the building, and the elevator, mechanical (heating, ventilating and air conditioning) and electrical systems of the Building (excluding the portions of the plumbing, mechanical and electrical systems located within the Premises) and keep such areas, elements and systems in reasonably good order and condition. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as Additional Rent, the cost of such repairs incurred by Landlord.

         b) Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof and all equipment, fixtures and improvements therein and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted.

         10. Entry by LANDLORD.

         (a) Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times, for the purpose of inspecting the same and performing other services, or for the purpose of maintaining the Building or for the purpose of making repairs, alterations or additions to the Premises or any other portion of the Building, including the erection of scaffolding, props or other mechanical devices, or for the purpose of posting notices of non-liability for alterations, additions or repairs, or for the purpose of showing the Premises to a prospective purchaser or lender at any time during the term of this Lease or to a prospective tenant at any time within one hundred eighty
(180) days of the end of the term of this Lease, all without any abatement of rent to Tenant or liability for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Tenant shall permit Landlord, at any time within one hundred eighty (180) days prior to the expiration of this Lease, to place upon the windows and doors of the Premises any usual or ordinary "for rent" or "to lease" signs. Landlord and its agents may, during such period, at reasonable hours, enter upon the Premises and exhibit the SAME TO PROSPECTIVE TENANTS.

         (b) Notwithstanding anything to the contrary set forth in Paragraph 10(a), Tenant may designate portions of the Premises as "secured areas" should Tenant require such areas for the purpose of maintaining a vault or for securing certain valuable property and confidential information, and Landlord shall not enter such secured areas except in the case of an emergency or when accompanied by a representative of Tenant. Landlord shall have no right to keys for the locks or doors to any vault, cash boxes or filing drawers located within the Premises.

         11. SERVICES.

         (a) Landlord shall furnish the Premises on Business Days (Monday-Friday) during Business Hours (Monday-Friday -- 8 AM. - 6 P.M.), as the same may be determined from time to time by Landlord, and while Tenant is not in default under this Lease, and subject to the regulations of the Building, the following services: heat, air conditioning, lighting and electricity for personal computers and other portable office equipment, provided that electrical usage in

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excess of levels generally necessary for ordinary general office purposes shall be paid for by Tenant as provided below. Landlord shall provide janitorial service five (5) times per week. Landlord shall provide unattended elevator service and tower Building security service during such hours as Landlord deems appropriate. Tenant shall pay Landlord, in addition to the payments described in Paragraph 34, the cost of all other services and utilities supplied to the Premises not listed in this Paragraph. Tenant shall have no right to abatement of Rent hereunder or to termination of this Lease when such failure is caused by conditions beyond the reasonable control of Landlord, including accidents, repairs, strikes, labor disturbances or labor disputes of any character, whether resulting from or caused by acts of Landlord or otherwise, nor shall any such failure constitute an eviction; nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of or failure to furnish any of the foregoing.

         (b) If Tenant requires heating, ventilating and air conditioning to the Premises other than during Business Hours on Business Days, Landlord shall, upon Tenant's request given not later than 3 P.M. of the Business Day on which Tenant requires the after-hour service, and not later than 3 P.M. on the Friday before any Saturday or Sunday on which Tenant requires such service, and not later than 3P.M. of the Business Day before any holiday on which Tenant requires such service, furnish such heating, ventilating and air conditioning. If Tenant receives such services, then Tenant shall pay, upon demand, an amount equal to Tenant's proportionate share of the actual direct cost to Landlord in providing the heating, ventilating and air conditioning to Tenant and all other tenants of the Building requesting such services outside of Business Hours or Business Days. All services and utilities for the Premises not required to be furnished by Landlord pursuant to the first sentence of Paragraph 11(a) shall be paid for by Tenant. If Tenant requires water, heat, air conditioning, electric current, elevator janitorial service in excess of that provided for in Paragraph 11(a), Landlord shall provide the same, at Tenant's expenses, if reasonably available. Tenant shall pay to Landlord upon demand the cost of electricity consumed on the Premises in amounts exceeding normal general office usage or during times other than Business Hours, as reasonably estimated by Landlord. Landlord may install an electric current or water meter (including, without limitation, any additional wiling, conduit or panel required therefor) to measure the excess electric current or water consumed by Tenant or may cause the excess usage to be measured by other reasonable methods (e.g. by temporary "check" meters or by survey). Tenant shall pay to Landlord upon demand (i) the actual cost of any and all water, heat, air conditioning, electric current, janitorial, elevator or other services and utilities required to be furnished by Landlord as provided in Paragraph 11(a); (ii) the actual cost of installation, maintenance and repair of any meter installed in the Premises; (iii) any reasonable out-of-pocket cost actually incurred by Landlord in keeping account of or determining such excess utilities or services furnished to Tenant. Landlord's failure to bill Tenant for any such excess utilities or services shall not waive Landlord's right to bill Tenant for excess use at a later time. If a regular pattern of excess use is established, Landlord may estimate such excess use based on periodic sampling and may periodically bill Tenant for such estimated excess use not later than twelve (12) months after the date of such use.

         12. Destruction of Premises.

         (a) If the Building or the Premises, or any pan thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to Paragraph 12(b) hereof, Landlord shall repair such damage and restore the Building and the Premises to substantially the same condition in which the Building and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this Paragraph 12(a), remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Building necessary for Tenant's use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, officers, employees, contractors, licensees or invitees, then during the period the Premises are rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property. Tenant hereby waives California Civil Code sections 1932(2) and 1933(4).

         (b) If the Building or the Premises, or any part thereof, is damaged by fire or other.

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casualty before the Commencement Date or during the term of this Lease and (a)
such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with Paragraph 12(a) hereof cannot, as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with Paragraph 12(a) hereof, or (c) the repair and restoration work to be performed by Landlord in accordance with Paragraph 12(a) hereof cannot, as reasonably estimated by Landlord, be completed within six (6) months after the occurrence of such fire or other casualty, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease of the date of such notice. If Landlord does not exercise the right to terminate this Lease in accordance with this Paragraph
l2), Landlord shall repair such damage and restore the Building and the Premises in accordance with Paragraph 12(a) hereof and this Lease shall, subject to Paragraph 12(a) hereof, remain in full force and effect. A total destruction of the Building shall automatically termintate this Lease effective as of the date of such total destruction.

         13. Eminent Domain. If the whole or any substantial part of the Building or the parking area thereof shall be taken or condemned by competent authority for any public use or purpose, the term of this Lease shall end upon, and not before, the date when possession of the part so taken shall be required for such use or purpose. Rent shall be apportioned as of the date of such termination. Tenant shall be entitled to receive any damages awarded by the court for leasehold improvements installed at Tenant's expense. The entire balance of the award shall be the property of Landlord.

         14. Assignment and Subletting.

         (a) Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of the Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Without limiting or excluding other reasons for withholding Landlord's consent, Landlord shall have the right to withhold consent if the proposed assignee or subtenant or the use of the Premises to be made by the proposed assignee or subtenant is prohibited by this Lease or if it is not demonstrated to the satisfaction of Landlord that the financial condition of the proposed assignee or subtenant meets Landlord's standards for other tenants of the Building and that such proposed assignee or subtenant is financially able to perform all of the obligations of Tenant under this Lease (as evidenced by financial statements and business and credit references acceptable to Landlord). Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

         (b) If Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (including true copies thereof) as Landlord requests. For a period of thirty (30) days after such written notice and such additional information is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (1) to consent in writing to the intended assignment or sublease, unless Landlord determines not to consent, or (2) to enter into an assignment of this

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Lease or a sublease of the Premises, as the case may be, with the tenant upon terms set forth in such written notice, or (3) to terminate this Lease as it relates to the Premises or the portion thereof proposed to be assigned or sublet by Tenant, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right. If Landlord elects to enter into an assignment of this Lease or a sublease of the Premises or to terminate this Lease, Landlord may enter into a new lease or sublease covering the Premises or any portion thereof with the intended assignee or subtenant on such terms as Landlord and such assignee or subtenant may agree, or enter into a new lease or sublease covering the Premises or any portion thereof with any other person or entity. In such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such new lease. If Landlord elects to terminate this Lease as it relates to the Premises or the portion thereof proposed to be assigned or sublet by Tenant, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises or the portion thereof so terminated, except for matters occurring or obligations arising or accruing hereunder prior to the date of such termination (including but not limited to, any obligation applicable to Tenant's surrender of the Premises) and those provisions of this Lease that expressly survive the expiration or other termination of this Lease.

         (c) If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (I) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (2) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with Paragraph 14(a) hereof, has been delivered to Landlord, (3) no assignee or subtenant shall have a right further to assign or sublease, and (4) all "Excess Rent" (as hereinafter defined) derived from such assignment or sublease shall be paid to Landlord (except as stated herein below, Landlord shall only receive 50% of any Excess Rent derived from a sublease). Such Excess Rent shall be deemed to be, and shall be paid by Tenant to Landlord as, Additional Rent. Tenant shall pay such Excess Rent to Landlord immediately as and when such Excess Rent becomes due and payable to Tenant. As used in this Paragraph 14(c) "Excess Rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenanr as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of Rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only reasonable leasing commissions and reasonable legal fees paid by Tenant in connection with such assignment or sublease, with such costs to be amortized on a straight-line basis over the term of the proposed assignment or sublease, and without deduction for other expenses or carrying costs due to vacancy or otherwise. Tenant shall pay Landlord, upon demand, the amount incurred by Landlord or the estimated amount Landlord reasonably expects to incur (including, without limitation, reasonable attorneys' fees and costs) in connection with any request by Tenant for consent pursuant to this Paragraph 14. PROVIDED, HOWEVER, in the event of an approved sublease, any Excess Rent (less reasonable leasing commissions and reasonable legal fees in connection with the sublease) shall be split between the Landlord and the Tenant with Landlord entitled to 50% and Tenant entitled to 50% of such Excess Rent.

         (d) No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modification to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.


         15. Liens. Tenant agrees to keep the Premises and every part thereof at all times during the term of this Lease free and clear of mechanics' liens and other liens for labor, service.


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supplies, equipment or material furnished to the Premises. Tenant agrees that it will fully and promptly pay and discharge and hold Landlord harmless against any and all demands or claims which may entitle any person to such a lien.

         16. Estoppel Certificate. At any time and from time to time. Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date and the date, if any, to which all Rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder `which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Premises or any part thereof.

         17. Subordination; Merger; Sale.

         (a) This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Premises or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior mortgage or deed of trust, or a separate subordination agreement, containing the commitments specified in the preceding sentence.

         (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof shall not work a merger and shall, at the option of Landlord, terminate all or existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

         (c) If the original Landlord hereunder, or any successor owner of the Premises, sells or conveys the Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

         18. Events OF DEFAULT; REMEDIES

         (a) The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

                  (1) Tenant fails to pay any Base Rent or Additional Monthly Rent as and when such rent becomes due and payable and such failure continues for more than three (3) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or


                  (2) Tenant fails to pay any Additional Rent hereunder as and when such Additional Rent becomes due and payable and such failure continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the

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         passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

                  (3) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period often (10) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period often (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

                  (4) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (iv) takes action for the purpose of any of the foregoing; or

                  (5) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days,
         (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding up or liquidation of Tenant; or

                  (6) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

                  (7) Tenant vacates or abandons the Premises.

         (b) If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

                  (1) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

                  (2) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (3) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                  (4) All other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (1) and (2) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the

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         time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in the clause (3) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Premises at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clause (1), (2) and (3) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Paragraphs 4 and 34 hereof

         (c) Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover as provided by California Civil Code section 1951.41, all Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

         (d) The remedies provided for in this Lease shall be cumulative and in the addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

         (e) All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of Rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed Additional Rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of Rent.

         19. Attorney's Fees. If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgement in any such action, proceeding or appeal, such costs, expenses and attorneys'' fees and disbursements shall be included in and as apart of such judgment.

         20. Notices. All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by band (which may be through a messenger or recognized delivery or courier service) and addressed as follows: to Landlord at

         525 University Avenue, Suite 1400
         Palo Alto, CA 94301
         Attention: Manager, Real Estate

or at such other place as Landlord may from time to time designate in a written notice to Tenant; to Tenant, before the Commencement Date, at

         2120 EL CAMINO REAL
         SANTA CLARA, CA 95050-4052
         ATTENTION: BRANCH MANAGER


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and after the Commencement Date, at the Premises, or at such other place as
Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall he effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered.

         21. Transfer of Security. If any security shall have been given by Tenant to secure the performance of all or any of the covenants of this Lease on the part of the Tenant, Landlord may transfer and/or deliver the security, as such, to any purchaser of Landlord's interest in the Premises, and thereupon Landlord shall be discharged from any further liability respecting such security.

         22. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same of any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         23. Holding Over. If Tenant holds possession of the Premises after the end of the term of this Lease with or without the consent of Landlord, Tenant shall become a tenant from month to month upon the terms herein specified, but at a Base Rent equal to 150% of the Base Rent payable immediately prior to the end of the term, and such month to month tenancy shall continue until such tenancy shall be terminated by Landlord.

         24. Rules. The rules and regulations appended to this Lease as Exhibit B, as well as such rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Premises and the Building and the preservation of good order therein, are hereby expressly made a part of this Lease, and Tenant agrees to abide by all such rules and regulations.

         25. Successors. The covenants and conditions herein contained shall, subject to the provisions hereof as to assignment and subletting, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto, and all of the parties hereto shall be jointly and severally liable hereunder.

         26. TIME. Time is of the essence of this Lease.

         27. Marginal Captions. The captions in the margins of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

         28. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of California.

         29. Entire Agreement. This Lease contains all of the terms. covenants and conditions agreed to by Landlord and Tenant and it may not be modified orally or in any manner other than by an agreement in writing signed by all the parties to this Lease or their respective successors in interest.

         30. Partial Validity. The unenforceability, invalidity or illegality of any provision(s) of this Lease shall not render the other provisions unenforceable, invalid or illegal.

         31. Floor Mats. Tenant shall place a floor mat of sufficient strength under each desk chair to protect the carpeting and shall be responsible for damage to the carpet for failure to do SO.

         32. Late Charges; Interest. All amounts of Rent, if not received within five (5) days when due, shall bear interest from the due date until paid at an annual rate of interest equal to the lesser of (i) the maximum annual interest rate allowed by law on such due date for business loans (not primarily for personal, family or household purposes) not exempt from the usury law, or (ii) a rate equal to the sum of five (5) percentage points over the publicly announced reference rate charged on such due date by the San Francisco Main Office of Bank of America NT & SA (or any successor bank thereto) (or if there is no such publicly announced reference rate, the rate

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quoted by such bank in pricing ninety (90) day commercial loans to substantial commercial borrowers). In addition. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or Additional Monthly Rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs, processing and accounting expenses and the cost of drawing upon other sources of funds to pay Landlord's obligations. Therefor, if any installment of Rent or Additional Monthly Rent due from Tenant is not received by Landlord within five (5) days after the due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Landlord due to Tenant's failure to make timely payment. In no event shall such late charges be deemed to grant to Tenant a grace period or extension of time within which to pay any Base Rent or Additional Monthly Rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of Base Rent or Additional Monthly Rent due under this Lease in a timely fashion, including the right to terminate this Lease.

         33. Security Deposit. Tenant shall pay the amount of Seventy-Three Thousand One Hundred Sixty and 40/lOOths Dollars ($73,160.40) to Landlord upon execution of this Lease. Said sum shall be held by Landlord as security for the performance of all terms and conditions of tins Lease by Tenant. If during the term of this Lease any sum owed by Tenant shall be unpaid and overdue then Landlord, at its option, may apply this security deposit to any portion or all of the unpaid sum. Should any portion or all of this security deposit be applied to any unpaid sum, then Tenant upon written demand by Landlord shall restore said security deposit to its original amount. Failure by Tenant to do so within ten (10) days after receipt of demand shall constitute a breach of this Lease. If Tenant shall comply with all terms and conditions of this Lease, then Landlord shall refund the entire security deposit (or the remainder thereof) within thirty (30) days after termination of this Lease. If Tenant is in default, Landlord may use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Landlord is not obligated to maintain the securit9 deposit separate and apart from Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

         34. Operating Expenses.

         (a) During the term of this Lease, Tenant shall pay to Landlord, as Additional Monthly Rent, Tenant's percentage share of all Operating Expenses (as hereinafter defined) paid or incurred by Landlord during the term of this Lease. Tenant's percentage share shall be a fraction (expressed as a percentage) the numerator of which is the total number of square feet in the Premises and the denominator of which is the total number of square feet in the Building (both subject to adjustment, from time to time, to reflect Landlord's calculation of load factors). Landlord and Tenant agree that Tenant's percentage share (subject to adjustment as provided above) shall be One and Seventy-Four hundredths percent (1.74%). The Additional Monthly Rent payable by Tenant pursuant to this Paragraph 34(a) shall be calculated and paid in accordance with the following procedures:

                  (1) On or before the Commencement Date, or as soon thereafter as practicable, and on or before the first day each subsequent calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amount payable under this Paragraph 34(a) for the balance of the first calendar year after the Commencement Date or for the ensuing calendar year, as the case may be. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on or before the Commencement Date and on or before the first day of each month during such balance of the first calendar year after the Commencement Date or during each ensuing calendar year, as the case may be. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If at any time it appears to Landlord that the amount payable under this Paragraph 34(a) for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

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                  (2) Within a reasonable time after the end of each calendar year, Landlord shall give Tenant a written statement of the amount payable by Tenant under this Paragraph 34(a) for such calendar year certified by Landlord. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installments of the amount payable by Tenant under this Paragraph 34(a). If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord `within ten (10) days after delivery of such statement. Tenant or Tenant's authorized agent or representative shall have the right to inspect at any time within ninety (90) days after delivery of such statement the books of Landlord relating to Operating Expenses for the relevant calendar year, after giving reasonable prior written notice to Landlord and during the business hours of Landlord at Landlord's office in the Building or at such other location as Landlord may designate, for the purpose of verifying the information in such statement. Failure by Landlord to give any notice or statement to Tenant under this Paragraph 34 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amount payable by Tenant under this Paragraph 34(a).

         (b) "Operating Expenses" shall mean all costs and expenses of any kind incurred by Landlord in connection with operating, cleaning, protecting, lighting, repairing, heating, air- conditioning, maintaining, managing and owning the Building, the adjacent areas, parking lots and landscape areas (collectively, for purposes of this Paragraph 34, the "Building Areas"). Such costs shall include, but not be limited to: (i) real and personal property taxes and assessments levied with respect to the Building Areas; (ii) repairs to and physical maintenance of (including the cost of service contracts) the Building Areas, including building systems; (iii) expenses and costs resulting from compliance with governmental laws, rules, regulations or orders applicable to the Building Areas or any part thereof; (iv) governmental licenses, permits and inspection fees and charges regarding the Building Areas; (v) costs and expenses for utilities (including electricity, water, air-conditioning, gas, fuel, steam, heat, lights, sewer and communications), window cleaning, extermination, water treatment, rubbish removal, plumbing, janitorial services, debris removal, supplies and security services for the Building Areas; (vi) landscape maintenance and replacement; (vii) property management office rent or rental value and management fees and expenses (including all compensation, benefits and benefit and payroll taxes, whether imposed by law or otherwise) relating to employees of Landlord or its property manager engaged in the management, operation, repair or maintenance of the Building Areas; (viii) premiums and other charges incurred by Landlord with respect to casualty, boiler and machinery, theft, rent interruption, liability and any other insurance Landlord deems necessary or advisable in its reasonable judgment or required by the holder of any mortgage on the Building Areas and costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (ix) accounting, legal and other professional, consulting or service fees and expenses; (x) the cost of any capital improvements made by Landlord to the Building Areas or capital assets acquired by Landlord to the extent required under any governmental law, regulation or insurance requirement; (xi) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord to the extent that the cost of any such improvement or asset is less than ten thousand dollars (5 10,000); (xii) the cost of any capital improvements made by Landlord to the Building Areas or capital assets acquired by Landlord that have a useful life of five (5) years or less; and
(xiii) the cost of any capital improvements made by Landlord to the Building Areas or capital assets acquired by Landlord for the protection of the health and safety of the occupants of the Building Areas or that are designed to reduce other Operating Expenses.

         Operating Expenses shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) rental under any ground or underlying lease; (iv) interest, points and fees on debt or amortization payments on any mortgages or deeds of trust and all other debt or financing costs except to the extent attributable to items used for the operation of the Building Areas; (v) attorneys'' fees and expenses incurred in connection with lease negotiations or disputes under leases with prospective tenants or existing tenants of the Building, (vi) the cost of any improvements or equipment which would be properly classified as capital expenditures (except for any capital expenditures expressly included in Operating Expenses pursuant to this Paragraph ); (vii) the cost of decorating, improving for tenant occupancy, painting or

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redecorating portions of the Building to be demised to tenants; (viii)
advertising expenses relating to vacant space; (ix) real estate brokers' or other leasing commissions, and (x) costs and expenses for which Landlord has been reimbursed whether by insurance, a tenant of the Building or any other party obligated for said cost or expense.

         35. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, other than Colliers INTERNATIONAL representing the Landlord and BT Commercial representing the Tenant and that no other real estate broker or agent is or might be entitled to a commission or other compensation in connection with this Lease. Upon demand, Tenant shall pay all costs, attorneys' fees and damage incurred by Landlord as a result of any breach of this warranty.

         36. Parking. Tenant shall be granted, at no additional rent, the exclusive use of Three (3) parking spaces on the Bl level of the parking garage below the Building, subject to the reasonable rules and regulations promulgated by Landlord and or by the garage operator from time to time. Furthermore, Landlord shall have signage at each of these three (3) parking spaces that clearly designate that the spaces are for Bridge Bank's exclusive use. In addition, Tenant shall have the right to tent Five (5) additional spaces at the monthly rents charged by the garage operator.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:                               TENANT:

C.M. CAPITAL CORPORATION, A             BRIDGE BANK OF SILICON VALLEY
California corporation                  N.A., a Fedrally Chartered National Bank


By: /s/ B G                             By: /s/
   ------------------------                -------------------------------------
   Title:  S.V.P.                          Title:  President and CEO

By: /s/ ANDREW K. KLETT                 By: /s/
   ------------------------                -------------------------------------
   Title: CFO                              Title:



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                                    ADDENDUM

         THIS ADDENDUM to that certain Office Lease dated October 15, 2001, regarding Suite 101 and 103, 525 University Avenue, Palo Alto, California by and between C. M. CAPITAL CORPORATION, a California corporation, as Landlord, and BRIDGE BANK OF SILICON VALLEY N. A., a Federally Chartered National Bank, as Tenant.

         New Paragraph 37: To be added to this Lease:

                  (a) If, despite Tenant's commercially reasonable, good faith efforts and diligence, Tenant is unable to obtain from the FDIC/OCC all necessary approvals for the conducting of its business at the Premises on or before the date which is seventy-five (75) days after the date of this Lease (the "Outside Approval Date") or if Landlord does not approve an Amendment Request pursuant to Paragraph 40, then, provided that Tenant is not then in default under this Lease beyond any applicable notice and cure period, Tenant shall have the one-time right to tenuinate this Lease effective as of the Outside Approval Date, provided that (i) Landlord receives written notice (the "Termination Notice") from Tenant on or before the date which is five (5) business days prior to the Outside Approval Date, stating that Tenant intends to terminate this Lease pursuant to the terms and conditions of this Paragraph 37, and (ii) concurrently with Landlord's receipt of the Termination Notice, Landlord receives from Tenant a termination fee (the "Termination Fee") in the amount of Thirty-Six Thousand Five Hundred Eighty and 20/100 Dollars ($36,592.50), as consideration for and as a condition precedent to such early termination.

                  (b) If Tenant timely delivers the Termination Notice and the Termination Fee, then this Lease shall automatically terminate and be of no fin-ther force or effect, and Landlord and Tenant shall be relieved of their respective rights and obligations under this Lease as of the Outside Approval Date, except for
                  (i) Tenant's obligation to surrender the Premises pursuant to Paragraph 6 of this Lease and (ii) those obligations set forth in this Lease which specifically survive the expiration or earlier termination of this Lease. Tenant hereby acknowledges that in the event Tenant exercises its termination right pursuant to the terms of this Paragraph 37, (A) Landlord shall have no obligation to reimburse Tenant for any Tenant Improvements constructed by Tenant or to pay Tenant any portion of the TI Allowance, (B) Tenant shall remnve any Tenant Improvements which Landlord requests of Tenant to so remove and repair any damage caused by such removal, and (C) Tenant shall surrender the Premises to Landlord in accordance with the provisions of Paragraph 6(b) of this Lease. The termination right granted to Tenant pursuant to this Paragraph 37 is personal to the Tenant originally named in this Lease and may not be assigned or transferred to any other person or entity.

         New Paragraph 38: To be added to this Lease:

         TENANT IMPROVEMENTS:

                  a) Tenant shall be entitled to a Tenant Improvement Allowance ("TI Allowance") of a maximum of Thirty-One Thousand Six Hundred Thirty-Two and 00/100 Dollars ($31,632.00), equal to a maximum of Twelve and 00/lOOths Dollars ($12.00) per useable square foot to be used for the purpose of construction and construction related costs. Tenant shall have no right to any of the TI Allowance which may remain unutilized, if any.

                  b) Tenant shall be responsible for all costs that exceed the TI Allowance.

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                  c) All Tenant Improvements are to be installed by Tenant's contractor, which shall be subject to prior written approval by Landlord in its reasonable discretion.

                  d) Tenant shall promptly prepare and submit to Landlord all documents relating to construction of the Tenant Improvements.

                  e) Tenant will supply Landlord with the following infonnation necessary for construction of Tenant Improvements for Landlord's approval prior to the commencement of construction:

                        1. Space Plan.

                        2. Working Drawings, including all electrical.

                  f) Upon completion of construction, Tenant shall submit to Landlord all documents relating to construction of Premises, including but not limited to all permits, drawings, lien releases, pemiits, invoices and receipted evidence showing payment thereof, and a certificate from Tenant stating that Tenant is satisfied with the Tenant Improvements. Subject to the provisions of Paragraph 37, Landlord shall reimburse Tenant with the TI Allowance (or the portion thereof used by Tenant) upon the later of Q) thirty (30) days after Tenant submits all of the foregoing documentation to Landlord's satisfaction and (ii) the expiration of Tenara's early termination right pursuant to Paragraph 37. Tenant must submit all relevant documents for the TI Allowance by January31, 2002.

         New Paragraph 39: To be added to this Lease.

                  RIGHT OF FIRST OFFER: Tenant shall have the right of first offer, at any time during the initial term of this lease, on Suite 102 (Insignia) subject to the availability of Suite 102. Tenant shall only have the right of first offer to lease such space during the periods the space is not otherwise leased and not otherwise unavailable. If such space is then subject to any options to extend granted to tenants or subtenants thereof or the leasing of such space is otherwise extended or renewed or otherwise leased by any existing tenant or subtenant thereof or such space is to be used by Landlord for its own purposes, it shall be deemed unavailable. The right of first offer granted under this Paragraph 39 shall be exercisable by Tenant as to such space upon delivery by Landlord to Tenant of a proposal ("Landlord's Lease Proposal") for such space setting forth the principal economic tems (e.g. length of term, rent, tenant improvement allowance, if any) upon which Landlord is then willing to lease such space to Tenant. Tenant shall have five (5) business days after Landlord's delivery of Landlord's Lease Proposal to noti Landlord of Tenant's agreement to lease all of such space ("Tenant Acceptance Notice") on all of the tems set forth in Landlord's Lease Proposal. If Tenant does not give Landlord Tenant's Acceptance Notice within the applicable period, or if Tenant gives to Landlord Tenant's Acceptance Notice within the applicable period but Tenant does not, within five (5) days thereafter, execute a lease for all such space (which lease shall be upon Landlord's then standard fonn), upon the terms specified in this Paragraph 39, Landlord shall have the right to lease such space or any other space contiguous to the Premises to person(s) other than Tenant on any terms Landlord desires and without offering or further offering, as applicable, any such space to Tenant and Tenant shall have no further right of first offer to lease any space pursuant to this Paragraph 39. Notwithstanding the foregoing, Tenant shall not have the right of first offer under this Paragraph 39 if Tenant is in default under this Lease at the time such space becomes available (and Landlord shall have no obligation to submit to any Landlord's Lease Proposal) nor shall Landlord be obligated to lease such space if Tenant is in default

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                  under this Lease at the time Tenant is to commence occupancy of such space.

         New Paragraph 40: To be added to this Lease:

                  (a) APPOINTMENT OF A RECEIVER OR LIQUIDATOR. Notwithstanding anything to the contrary set forth in this Lease, in the event Tenant shall become insolvent or bankrupt or Tenant is closed or taken over by any depository institution supervisory authority (the "Authority"), any receiver or liquidator appointed by the Authority shall be entitled to exercise all of its rights and remedies under any applicable law, as the same may be amended from time to time, with respect to this Lease.

                  (b) LEASE AMENDMENT. In the event that, as a condition to FDIC/OCC approval of this Lease, requires an amendment to this Lease in order for Tenant to conduct its business at the Premises, Tenant shall not later than ten (10) business days prior to the Outside Approval Date, submit a written request for such amendment to Landlord stating the reason for such request, together with supporting documentation reasonably satisfactory to Landlord (an "Amendment Request"). Landlord shall not unreasonably withhold its consent to any reasonable amendment of this Lease which Tenant demonstrates, to Landlord's reasonable satisfaction, is a condition required by FDIC/OCC to be satisfied in order for Tenant to maintain a retail bank branch at the Premises. Landlord shall, within five (5) business days of its receipt of the Amendment Request, notify Tenant in writing ("Landlord's Notice"), whether Landlord approves or disapproves the Amendment Request. In the event Landlord approves an Amendment Request, the parties shall execute an amendment of this Lease reasonably satisfactory to Landlord and Tenant, to effect such Amendment Request. If Landlord disapproves or fails to respond to the Amendment Request, Tenant shall have the right to terminate this Lease as of the Outside Approval Date in accordance with the procedures for such early termination set forth in Paragraph 37 (including without limitation, payment of the Termination Fee).

         New Paragraph 41: To be added to this Lease:

                  OPTION TO RENEW:

                  CONDITIONS TO EXERCISE OF OPTION. Provided that Tenant is not in default under this Lease at the time of exercise of the option to extend and at the commencement of the extension term and that Tenant's financial condition at the time of exercise of the option is demonstrated by Tenant to Landlord to be no less than that at the time of execution of this Lease, Tenant shall have a right to extend the Term of this Lease ("Extension Right") for an additional period of five (5) years ("Extension Term") commencing upon the Expiration Date of the initial term of this Lease.

                  NOTICE OF EXERCISE. If Tenant elects to extend this Lease for the Extension Term, Tenant shall give written notice ("Exercise Notice") of its exercise to Landlord not earlier than three hundred sixty-five (365) days prior to the Expiration Date of the initial term and not less than two hundred and seventy (270) days prior to the Expiration Date of the initial term. Tenant's failure to provide the Exercise Notice shall be deemed a `waiver of Tenant's rights to extend the Term of this Lease.

                  TERMS OF THE EXTENSION TERM. The giving of an Exercise Notice shall constitute an irrevocable election by Tenant to extend the Lease upon the terms, covenants and conditions set forth herein. The terms, covenants and conditions applicable to the Extension Term shall be the same terms, covenants and conditions of this Lease except that: (i) Tenant shall not be entitled to any further option to extend after the Extension Term; (ii) the

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                  Base Rent for the Extension Term shall be adjusted as provided in this Paragraph; and (iii) no provisions relating to the initial delivery of the Premises to Tenant (including, but not limited to, any Landlord construction obligations or TI Allowance provisions) shall be applicable to the Extension Term.

                  EXTENSION OPTION PERSONAL TO ORIGINAL TENANT. The option to extend granted to Tenant pursuant to this Paragraph shall not be assignable to any successor or assign of Tenant, and shall terminate at the option of Landlord, if, at any time during the initial term of this Lease, Tenant has subleased all or any portion of the Premises to any other party.

                  DETERMINATION OF BASE RENT DURING EXTENSION TERM EXTENSION TERM INITIAL BASE RENT. The Base Rent during the first year of the Extension Term shall be equal to the greater of (i) the "Fair Market Rental Value" of the Premises for the first year of the Extension Term determined as provided herein or (ii) the Base Rent for the last month of the initial term of the Lease, adjusted as provided in Paragraph 4(d) of this Lease with respect to the first month of the Extension Term (as so determined pursuant to clause (i) or (ii) above, the "Extension Term Initial Base Rent"). The Extension Term Initial Base Rent as so determined shall be subject to annual adjustments as provided in Paragraph 4(d) of the Lease during the Extension Term.

                  FAIR MARKET RENTAL VALUE. Fair Market Rental Value as used herein shall mean: (i) 100% of the base rent and other amounts new or renewal tenants (who do not have any below market renewal rights) are then being asked by Landlord to pay to enter into leases for comparable space in the Palo Alto Office Center with a commencement date comparable to the first day of the Extension Term, and (ii) if there is no then available comparable space being so offered for lease by Landlord in the Palo Alto Office Center with a commencement date comparable to the first day of the Extension Term, then instead what Landlord, based on its past practices, would reasonably be expected to ask a new tenant to pay to enter into a lease for the Premises with such a commencement date. Comparisons of the Premises to other comparable space in the Palo Alto Office Center shall be made on a per rentable square foot basis. In determining the Fair Market Rental Value of the Premises for the first year of the Extension Term, consideration shall be given to the unique nature and prestige of the Palo Alto Office Center which Landlord and Tenant acknowledge has consistently commanded a rental premium over other buildings in the Palo Alto area.

                  LANDLORD AND TENANT TO SEEK TO AGREE. Landlord and Tenant shall have thirty (30) days after Landlord receives the Exercise Notice in which to seek to agree on the Extension Term Initial Base Rent, If Landlord and Tenant agree on the Extension Term Initial Base Rent during the thirty (30) day period, they immediately shall execute an amendment to this Lease confirming the Extension Term Initial Base Rent as so agreed as the Base Rent for the first year of the Extension Term. Once Landlord and Tenant have agreed on the Extension Tenn Initial Base Rent, Tenant shall have fifteen business days after receipt from Landlord of the lease amendment to sign the amendment and return it to the Landlord. If, within 15 business days following receipt of the amendment from Landlord, Tenant does not sign the amendment and return the signed amendment to the Landlord, then Tenant's Extension Right shall terminate, the Lease shall terminate on the original Expiration Date as if the Tenant never had an Extension Right and the Landlord can market the Building to other prospective tenants.

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                  SELECTION OF BROKERS TO DETERMINE THE EXTENSION TERM INITIAL
                  BASE RENT. If Landlord and Tenant are unable to agree to the Extension Term Initial Base Rent within the thirty (30) day period, then within ten (10) days after the expiration of the thirty (30) day period. Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a licensed commercial real estate broker with at least five (5) years' full-time commercial brokerage experience in the geographical area of the Building (a "Broker") to evaluate and set the Extension Term Initial Base Rent. If either Landlord or Tenant does not appoint a Broker within ten (10) days after the other party has given notice of the name of its Broker, the single Broker appointed shall be the sole Broker and shall set the Extension Term Initial Base Rent. If two (2) Brokers are appointed by Landlord and Tenant as stated in this Paragraph, they shall meet promptly and attempt to set the Extension Term Initial Base Rent. If the two (2) Brokers are unable to agree within thirty (30) days after the second Broker has been appointed, they shall attempt to select a third Broker meeting the qualifications stated in this Paragraph within ten (10) days after the last day the two (2) Brokers are given to set the Extension Term Initial Base Rent. If they are unable to agree on the third Broker, either Landlord or Tenant, by giving ten (10) days' notice to the other party, can apply to the then Presiding Judge of the Superior Court of Santa Clara County for the selection of a third Broker who meets the qualifications stated in this Paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third Broker and of paying the third Broker's fee. The third Broker shall be a person who has not previously acted in any capacity for either Landlord or Tenant.

                  VALUE DETERMINED BY THREE (3) BROKERS. Within thirty (30) days after the selection of the third Broker, a majority of the Brokers shall set the Extension Tenn Initial Base Rent. If a majority of the Brokers is unable to set the Extension Term Initial Base Rent within the stipulated period of time, the three (3) evaluations shall be added together and their total divided by three (3); the resulting quotient shall be the Extension Term Initial Base Rent for the Premises. If the low evaluation is more than ten percent (10%) lower than the middle evaluation, the low evaluation shall be disregarded; if the high evaluation is more than ten percent (10%) higher than the middle evaluation, the high evaluation shall be disregarded. If only one (I) evaluation is disregarded, the remaining two (2) evaluations shall be added together and their total divided by two (2); the resulting quotient shall be the Extension Term Initial Base Rent for the Premises. If both the low evaluation and the high evaluation are disregarded as stated in this Paragraph, the middle evaluation shall be the Extension Term Initial Base Rent for the Premises.

                  NOTICE TO LANDLORD AND TENANT. After the Extension Term Initial Base Rent for the first year of the Extension Term has been set, the Brokers shall noti1' Landlord and Tenant immediately and Landlord and Tenant shall immediately execute an amendment to this Lease confirming the Extension Term Initial Base Rent as so determined as the Base Rent for the first year of the Extension Term. Tenant shall have fifteen business days after receipt from Landlord of the lease amendment to sign the amendment and return it to the Landlord. If, within 15 business days following receipt of the amendment from Landlord, Tenant does not sign the amendment and return the signed amendment to the Landlord, then Tenant's Extension Right shall terminate, the Lease shall terminate on the original Expiration Date as if the Tenant never had an Extension Right and the Landlord can market the Building to other prospective tenants.

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